                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                  (A SERIES OF PAINEWEBBER MUTUAL FUND TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                                               December 28, 2000

Dear Shareholder:

    The enclosed proxy statement and prospectus asks for your vote on a proposal that will determine the future of PaineWebber National Tax-Free Income Fund.

    We are seeking shareholder approval to merge National Tax-Free Income Fund into PACE Municipal Fixed Income Investments ("PACE Fund"). If the merger is approved, you will receive shares of the corresponding class of shares of the PACE Fund in exchange for your National Tax-Free Income Fund shares, and National Tax-Free Income Fund will cease operations. The expenses of each class of shares of the PACE Fund following the merger would be no higher than the current expenses of the corresponding class of National Tax-Free Income Fund.

    Mitchell Hutchins is the investment manager for both Funds and has retained Standish, Ayer & Wood, Inc., an unaffiliated firm, to manage each Fund's assets. The two Funds have similar investment objectives and policies. Both Funds seek high current income exempt from federal income tax. The PACE Fund pursues its objective by investing substantially all its assets in investment grade municipal bonds of varying maturities. Similarly, National Tax-Free Income Fund invests primarily in investment grade municipal bonds, but may invest, to a lesser extent, in municipal bonds that are not investment grade.

    The attached document describes the proposed merger more fully and compares the investment strategies and policies, risk characteristics, operating expenses and performance histories of the two Funds in more detail. Please read this document carefully. We have included a "Question and Answer" section that we believe will be helpful to most investors.

    YOUR VOTE IS VERY IMPORTANT. After reviewing the enclosed document, please complete, date and sign your proxy card and return it TODAY in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the internet. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

    THE BOARD UNANIMOUSLY URGES THAT YOU VOTE "FOR" THE PROPOSED MERGER.

                                          Sincerely,

                                          [LOGO]
                                          Brian M. Storms
                                          PRESIDENT

           PAINEWEBBER NATIONAL TAX-FREE INCOME FUND PROPOSED MERGER
                             QUESTIONS AND ANSWERS

    On October 6, 2000, the Board of Trustees of PaineWebber Mutual Fund Trust ("Mutual Fund Trust"), on behalf of its series, PaineWebber National Tax-Free Income Fund ("National Tax-Free Income Fund"), unanimously approved the merger of National Tax-Free Income Fund into PACE Municipal Fixed Income Investments ("PACE Municipal Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). This merger, however, can only occur if National Tax-Free Income Fund's shareholders approve the transaction. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

    A fund is said to merge with another fund when it transfers its assets and liabilities to that other fund; subsequently, the old fund ceases to operate. Shareholders of the old fund become shareholders of the acquiring fund.

WHY IS THIS MERGER BEING PROPOSED?

    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and Mutual Fund Trust's Board believe that National Tax-Free Income Fund's shareholders will benefit from the merger with PACE Municipal Fixed Income Fund because the combined Fund would have a larger asset base, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, the Board and Mitchell Hutchins believe that operating two funds that offer significantly similar investments and similar management would result in higher expenses and less efficient operations than a single fund that combines the assets of the two original funds.

    National Tax-Free Income Fund and PACE Municipal Fixed Income Fund have similar investment objectives and policies in that each Fund seeks high current income exempt from federal income tax by investing primarily in investment grade municipal bonds. PACE Municipal Fixed Income Fund pursues its objective by investing substantially all its assets in investment grade municipal bonds of varying maturities. Similarly, National Tax-Free Income Fund pursues its objective by investing primarily in investment grade municipal bonds, although it may invest, to a limited extent (up to 35% of its total assets), in municipal bonds that are not investment grade. PACE Municipal Fixed Income Fund normally limits its portfolio duration to between three and seven years, while National Tax-Free Income Fund has no stated duration policy and has tended to have a longer portfolio duration. PACE Municipal Fixed Income Fund has no limitation on its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT), although it normally limits its investments in such municipal bonds so that not more than 25% of its interest income will be subject to the AMT. National Tax-Free Income Fund may invest no more than 20% of its total assets in municipal bonds that are subject to the AMT. (See "Comparison of the Funds" on page 6 of the Combined Proxy Statement/Prospectus for more information on the investment policies and risks of each Fund.)

    Standish Ayer & Wood, Inc. ("Standish"), an investment adviser that is not affiliated with Mitchell Hutchins, has served as sub-adviser to PACE Municipal Fixed Income Fund since June 1, 2000. Effective October 10, 2000, Mitchell Hutchins also retained Standish to serve as sub-adviser for National Tax-Free Income Fund. Standish uses the same basic investment strategy for both Funds. As a result, the two Funds are now managed in a similar manner.

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

    If the merger is approved, you will receive full and fractional shares of the corresponding class of PACE Municipal Fixed Income Fund having a total value equal to the total value of your National Tax-Free Income Fund shares at the time of the merger. Although the two Funds will have different net asset values per share, each class of shares of PACE Municipal Fixed Income Fund issued in the merger will otherwise have characteristics that are substantially identical to the corresponding class of shares of National Tax-Free Income Fund.

IF I CURRENTLY ELECT TO RECEIVE MY NATIONAL TAX-FREE INCOME FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY PACE MUNICIPAL FIXED INCOME FUND SHARES AFTER THE MERGER?

    Yes, your distribution choice will remain the same after the merger.

WILL I HAVE TO PAY TAXES AS A RESULT OF THE MERGER?

    The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund as a direct result of the merger. This means that you will not realize any gain or loss on your receipt of PACE Municipal Fixed Income Fund shares, and that your basis for the PACE Municipal Fixed Income Fund shares you receive in the merger will be the same as the basis for your National Tax-Free Income Fund shares.

    Immediately prior to the merger, National Tax-Free Income Fund will have to distribute all of its previously undistributed income and net capital gain, if any, to its shareholders. Any net capital gain so distributed and any portion of the income so distributed that is not exempt from federal income tax will be taxable to National Tax-Free Income Fund shareholders. You should note, however, that both Funds pay monthly dividends and must distribute by December 31, 2000 their net capital gain, if any, for the one-year period ended October 31, 2000. This distribution must be made regardless of whether the merger takes place because of tax requirements applicable to all mutual funds. This means that if you remain a shareholder of National Tax-Free Income Fund, if the merger takes place, you may receive two taxable distributions of net capital gain, if any, within a short period of time.

HOW WILL THE MERGER AFFECT FUND EXPENSES?

    The management fee paid by PACE Municipal Fixed Income Fund to Mitchell Hutchins is greater than the management fee paid by National Tax-Free Income Fund. However, the post-merger combined Fund is expected to have overall operating expenses that are no higher than the current operating expenses of National Tax-Free Income Fund. The overall operating expenses of the combined Fund are subject to a written management fee waiver and expense reimbursement agreement between PACE Municipal Fixed Income Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Absent that agreement, it is expected that the overall operating expenses of the combined Fund would be somewhat higher than the current expenses of National Tax-Free Income Fund. If the management fee waiver and expense reimbursement agreement is not renewed after December 1, 2002, the combined Fund will have overall operating expenses for each class of shares that are higher than the current expenses of National Tax-Free Income Fund, assuming that the operating expenses of the combined Fund remain the same. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table" on page 3 of the Combined Proxy Statement/Prospectus.)

HOW HAVE PACE MUNICIPAL FIXED INCOME FUND AND NATIONAL TAX-FREE INCOME FUND PERFORMED?

    The following tables show the average annual total returns over several time periods for each class of shares of National Tax-Free Income Fund and the Class P shares of PACE Municipal Fixed Income Fund (the only outstanding class of shares during the periods shown). A Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for both Funds because the current sub-adviser did not manage their assets during the periods shown.

    The table for National Tax-Free Income Fund reflects sales charges on its Class A, B and C shares and the higher expenses for these classes due to the fees paid under their Rule 12b-1 plans. The table for PACE Municipal Fixed Income Fund reflects the maximum annual PaineWebber PACE-SM- Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). A footnote to this table shows the performance of PACE Municipal Fixed Income Fund's Class P shares for the same periods without deduction of this fee. The tables also compare each Fund's returns to returns of a broad-based market index. The comparative indices, which are different for the two Funds, are unmanaged and, therefore, do not reflect the deduction of any sales charges or expenses.

    The different sales charges, expenses and program fees applicable to the different classes of shares of the two Funds and the different periods for which performance is shown after the 1999 calendar year make it difficult to compare the Funds' performance. However, because the Class Y shares of National Tax-Free Income Fund are not subject to any sales charges or 12b-1 fees, they are most comparable to the Class P shares of PACE Municipal Fixed Income Fund. The performance of National Tax-Free Income Fund's Class Y shares for the 1999 calendar year can thus be compared to that of the Class P shares of PACE Municipal Fixed Income Fund before deduction of the PACE-SM- Select Advisors Program fee, as shown in the footnote to that Fund's table.

PACE MUNICIPAL FIXED INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS*
(as of December 31, 1999)

CLASS                                      CLASS P   LEHMAN BROTHERS MUNICIPAL
(INCEPTION DATE)                          (8/24/95)       FIVE-YEAR INDEX
----------------                          ---------  -------------------------
One Year................................    (3.60)%                 0.73%
Life of Class...........................     3.02%                  4.49%

-------------------

  * The above performance reflects the deduction of the maximum annual PACE-SM-Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). If the program fee were not deducted, the average annual total returns of the Fund's Class P shares would be (2.14)% for the year ended December 31, 1999 and 4.58% for "Life of Class."

NATIONAL TAX-FREE INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS                       CLASS A   CLASS B*   CLASS C    CLASS Y     LEHMAN BROTHERS
(INCEPTION DATE)           (12/3/84)  (7/1/91)   (7/2/92)  (11/3/95)  MUNICIPAL BOND INDEX
----------------           ---------  --------   --------  ---------  --------------------
One Year.................    (7.90)%    (9.37)%   (5.25)%    (3.88)%            (2.06)%
Five Years...............     4.78%      4.48%     5.08%       N/A               6.91%
Ten Years................     5.35%       N/A       N/A        N/A               6.89%
Life of Class............     7.30%      5.01%     4.18%      3.98%                **

-------------------

  *  Assumes conversion of Class B Shares to Class A shares after six years.
 ** Average annual total returns for the Lehman Brothers Municipal Bond Index for the life of each class were as follows: Class A -8.70%; Class B -6.72%; Class C -6.06%; and Class Y -4.90%.

WHEN WILL THE PROPOSED MERGER OCCUR?

    The Funds expect to merge in February 2001, assuming National Tax-Free Income Fund shareholder approval at the special meeting scheduled to be held on February 1, 2001.

CAN I SELL OR EXCHANGE MY NATIONAL TAX-FREE INCOME FUND SHARES BEFORE THE
MERGER?

    If you do not wish to receive shares of PACE Municipal Fixed Income Fund, you are free to sell or exchange your National Tax-Free Income Fund shares at any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your National Tax-Free Income Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION ON THE MERGER?

    Your Board of Trustees unanimously recommends a vote "FOR" the merger.

                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                  (A SERIES OF PAINEWEBBER MUTUAL FUND TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                              -------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 1, 2001

                              -------------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber National Tax-Free Income Fund ("National Tax-Free Income Fund"), a series of PaineWebber Mutual Fund Trust ("Mutual Fund Trust"), will be held on February 1, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 3:00 p.m., Eastern time, for the following purpose:

       To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of National Tax-Free Income Fund into PACE Municipal Fixed Income Investments ("PACE Municipal Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, National Tax-Free Income Fund will transfer all its assets to PACE Municipal Fixed Income Fund, which will assume all the stated liabilities of National Tax-Free Income Fund, and PACE Trust will issue to each National Tax-Free Income Fund shareholder the number of full and fractional shares of the applicable class of PACE Municipal Fixed Income Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in National Tax-Free Income Fund.

    Shareholders of record as of the close of business on December 1, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

    Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of Mutual Fund Trust, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Mutual Fund Trust or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          DIANNE E. O'DONNELL
                                          SECRETARY

December 28, 2000
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

     Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

     To vote via the internet, please access https://vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

     You may also call 1-800-597-7836 and vote by telephone.

     If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                            VALID SIGNATURE
                        ------------                            ---------------
    Corporate Accounts
     (1)  ABC Corp................................  ABC Corp.
                                                    John Doe, Treasurer
     (2)  ABC Corp................................  John Doe, Treasurer
     (3)  ABC Corp. c/o John Doe, Treasurer.......  John Doe
     (4)  ABC Corp. Profit Sharing Plan...........  John Doe, Trustee
    Partnership Accounts
     (1)  The XYZ Partnership.....................  Jane B. Smith, Partner
     (2)  Smith and Jones, Limited Partnership....  Jane B. Smith, General Partner
    Trust Accounts
     (1)  ABC Trust Account.......................  Jane B. Doe, Trustee
     (2)  Jane B. Doe, Trustee u/t/d 12/28/78.....  Jane B. Doe
    Custodial or Estate Accounts
     (1)  John B. Smith, Cust. f/b/o
          John B. Smith, Jr.,
          UGMA/UTMA...............................  John B. Smith
     (2)  Estate of John B. Smith.................  John B. Smith, Jr., Executor

                    [This page is intentionally left blank.]

                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                  (A SERIES OF PAINEWEBBER MUTUAL FUND TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                    PACE MUNICIPAL FIXED INCOME INVESTMENTS
              (A SERIES OF PAINEWEBBER PACE SELECT ADVISORS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                              -------------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                            DATED: DECEMBER 28, 2000

                              -------------------

    This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber National Tax-Free Income Fund ("National Tax-Free Income Fund"), a series of PaineWebber Mutual Fund Trust ("Mutual Fund Trust"), a Massachusetts business trust, to be held on February 1, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 3:00 p.m., Eastern time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of National Tax-Free Income Fund are being asked to consider and approve the following proposal:

       To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of National Tax-Free Income Fund into PACE Municipal Fixed Income Investments ("PACE Municipal Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, National Tax-Free Income Fund will transfer all its assets to PACE Municipal Fixed Income Fund, which will assume all the stated liabilities of National Tax-Free Income Fund, and PACE Trust will issue to each National Tax-Free Income Fund shareholder the number of full and fractional shares of the applicable class of PACE Municipal Fixed Income Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in National Tax-Free Income Fund.

    A form of the Plan is attached as Appendix A to this Proxy
Statement/Prospectus. THE BOARD OF TRUSTEES OF MUTUAL FUND TRUST HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTERESTS OF NATIONAL TAX-FREE INCOME FUND AND ITS SHAREHOLDERS. (National Tax-Free Income Fund and PACE Municipal Fixed Income Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

    Pursuant to the Plan, National Tax-Free Income Fund will transfer all its assets to PACE Municipal Fixed Income Fund, which will assume all the stated liabilities of National Tax-Free Income Fund, and PACE Trust will issue to each National Tax-Free Income Fund shareholder the number of full and fractional shares of beneficial interest in the applicable class of PACE Municipal Fixed Income Fund having an aggregate net asset value ("NAV") that, on the effective date of the reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of National Tax-Free Income Fund (the "Reorganization"). The value of each National Tax-Free Income Fund shareholder's account with PACE Municipal Fixed Income Fund immediately after the Reorganization will be the same as the value of such shareholder's account with National Tax-Free Income Fund immediately prior to the Reorganization. As a result of the Reorganization, shareholders of each class of shares of National Tax-Free Income Fund will become shareholders of the corresponding class of shares of PACE Municipal Fixed Income Fund. No sales charges will be assessed on the shares of PACE Municipal Fixed Income Fund issued in connection with the Reorganization.

     AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     PACE Municipal Fixed Income Fund is a diversified series of PACE Trust, which is an open-end management investment company currently comprised of twelve series. PACE Municipal Fixed Income Fund's investment objective is high current income exempt from federal income tax. The Fund invests substantially all its assets in investment grade municipal bonds of varying maturities, but normally limits its portfolio duration to between three and seven years.

     This Proxy Statement/Prospectus sets forth the information that a shareholder of National Tax-Free Income Fund should know before voting on the Plan. It should be read carefully and retained for future reference.

     A Statement of Additional Information ("SAI") dated December 28, 2000, containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Proxy Statement/Prospectus. PACE Municipal Fixed Income Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000, has been filed with the SEC and is incorporated by reference in the SAI. Information about National Tax-Free Income Fund is included in its current Prospectus and SAI, each dated June 30, 2000, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as National Tax-Free Income Fund's Semi-Annual Report to Shareholders for the six months ended August 31, 2000, and its Annual Report to Shareholders for the fiscal year ended February 29, 2000, are available without charge by writing either National Tax-Free Income Fund or PACE Municipal Fixed Income Fund at the address shown above, or by calling 1-800-647-1568. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Mutual Fund Trust. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov. Additional information about the Funds also may be obtained on the Web at http:// www.painewebber.com.

                               TABLE OF CONTENTS

SECTION TITLE                                       PAGE
-------------                                       ----
INTRODUCTION......................................    1
PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT
  AND PLAN OF REORGANIZATION AND TERMINATION......    2
SYNOPSIS..........................................    2
  The Proposed Reorganization.....................    2
  Comparative Fee Table...........................    3
  Summary Comparison of the Funds.................    4
COMPARISON OF PRINCIPAL RISK FACTORS..............    5
COMPARISON OF THE FUNDS...........................    6
  Investment Objectives...........................    6
  Investment Policies.............................    6
  Operations of PACE Municipal Fixed Income Fund
    Following the Reorganization..................    8
  Performance.....................................    8
  Sales Charges...................................   10
  Dividends and Other Distributions...............   10
  Taxes...........................................   10
FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING
  SHARES OF PACE MUNICIPAL FIXED INCOME FUND......   11
  Flexible Pricing................................   11
  Buying Shares...................................   15
  Selling Shares..................................   15
  Exchanging Shares...............................   16
  Pricing and Valuation...........................   17
MANAGEMENT........................................   17
  Investment Manager and Investment Adviser.......   17
  Sub-Adviser.....................................   18
  Advisory Fees and Fund Expenses.................   18
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION...   18
  Reasons for the Reorganization..................   18
  Terms of the Reorganization.....................   20
  Description of Securities to be Issued..........   22
  Temporary Waiver of Investment Restrictions.....   22
  Federal Income Tax Considerations...............   22
  Required Vote...................................   23
ORGANIZATION OF THE FUNDS.........................   23
FINANCIAL HIGHLIGHTS..............................   24
CAPITALIZATION....................................   25
LEGAL MATTERS.....................................   25
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION......................................   26
EXPERTS...........................................   26
OTHER INFORMATION.................................   26
APPENDIX A: Form of Agreement and Plan of
  Reorganization and Termination..................  A-1
APPENDIX B: Security Ownership of Certain
  Beneficial Owners...............................  B-1
APPENDIX C: Management's Discussion of PACE
  Municipal Fixed Income Fund's Performance.......  C-1

                                  INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of National Tax-Free Income Fund, a series of Mutual Fund Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of National Tax-Free Income Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposal described in this Proxy Statement/Prospectus. The presence in person or by proxy of National Tax-Free Income Fund shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

    Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be
(i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

    Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Mutual Fund Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

    Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Mutual Fund Trust intends to first mail this Proxy Statement/Prospectus and the accompanying proxy card on or about December 28, 2000. Shareholders of record as of the close of business on December 1, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, National Tax-Free Income Fund had 21,725,094 shares issued and outstanding, consisting of 16,991,488 Class A shares, 1,415,400 Class B shares, 3,260,227 Class C shares, and 57,979 Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix B, as of the Record Date, Mitchell Hutchins, the investment manager, administrator and distributor of both Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of either Fund. As of that same date, the Trustees and officers, as a group, owned less than 1% of any class of either Fund's outstanding shares.

    Mutual Fund Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. Mutual Fund Trust expects to solicit proxies by mail, telephone and via the internet. Mutual Fund Trust officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $13,300 for proxy solicitation services. Mutual Fund Trust will request broker/ dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

          PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF
                         REORGANIZATION AND TERMINATION

                                    SYNOPSIS

    The following is a summary of certain information contained elsewhere in this Proxy Statement/ Prospectus, the Statement of Additional Information, and the Plan. As discussed more fully below, Mutual Fund Trust's Board believes that the proposed Reorganization will benefit National Tax-Free Income Fund's shareholders.

THE PROPOSED REORGANIZATION

    The Boards of PACE Trust and Mutual Fund Trust, including their respective Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), considered and approved the Plan at meetings held on September 13, 2000 and October 6, 2000, respectively. The Plan provides for the acquisition by PACE Municipal Fixed Income Fund of all of National Tax-Free Income Fund's assets in exchange for PACE Municipal Fixed Income Fund shares and the assumption by PACE Municipal Fixed Income Fund of all of National Tax-Free Income Fund's stated liabilities. National Tax-Free Income Fund will then distribute the PACE Municipal Fixed Income Fund shares to its shareholders, by class, so that each National Tax-Free Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Municipal Fixed Income Fund equal in aggregate NAV to the aggregate NAV of the shares of National Tax-Free Income Fund that the shareholder held at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on February 23, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). National Tax-Free Income Fund will be terminated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization," below.

    Mutual Fund Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent National Tax-Free Income Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of National Tax-Free Income Fund prior to the Closing Date. See "Additional Information About the Reorganization -- Federal Income Tax Considerations," below.

    For the reasons set forth below under "Additional Information About the Reorganization -- Reasons for the Reorganization," the Board of Mutual Fund Trust has determined that the Reorganization is in the best interests of National Tax-Free Income Fund and that the interests of existing National Tax-Free Income Fund shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, MUTUAL FUND TRUST'S BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION.

COMPARATIVE FEE TABLE

    The table below describes the fees and expenses that you would pay if you buy and hold National Tax-Free Income Fund shares or PACE Municipal Fixed Income Fund shares before the Reorganization and PACE Municipal Fixed Income Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the fiscal year ended July 31, 2000 for PACE Municipal Fixed Income Fund and for the six months ended August 31, 2000 (annualized) for National Tax-Free Income Fund. The PRO FORMA information reflects the anticipated effects of the Reorganization.

                                        NATIONAL TAX-FREE                             PACE MUNICIPAL FIXED
                                           INCOME FUND                                    INCOME FUND
                           --------------------------------------------  ----------------------------------------------
                           CLASS A    CLASS B     CLASS C     CLASS Y     CLASS A     CLASS B     CLASS C     CLASS Y
                           -------    -------     -------     -------     -------     -------     -------     -------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge
  (load) Imposed on
  Purchases (AS A
  PERCENTAGE OF OFFERING
  PRICE).................       4%       None        None        None           4%       None        None        None
Maximum Deferred Sales
  Charge (load) (AS A
  PERCENTAGE OF ORIGINAL
  PURCHASE PRICE OR
  REDEMPTION PROCEEDS,
  WHICHEVER IS LESS).....    None           5%       0.75%       None        None           5%       0.75%       None
Exchange Fee.............    None        None        None        None        None        None        None        None

ANNUAL FUND OPERATING EXPENSES (FEES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees*.........    0.50%       0.50%       0.50%       0.50%       0.60%       0.60%       0.60%       0.60%
Distribution and/or
  Service (12b-1) Fees...    0.25%       1.00%       0.75%       None        0.25%       1.00%       0.75%       None
Other Expenses**.........    0.13%       0.13%       0.15%       0.14%       0.30%       0.32%       0.31%       0.29%
                           ------    --------    --------    --------    --------    --------    --------    --------

Total Annual Fund
  Operating Expenses.....    0.88%       1.63%       1.40%       0.64%       1.15%       1.92%       1.66%       0.89%
                           ======    ========    ========    ========    ========    ========    ========    ========

Management Fee
  Waiver/Expense
  Reimbursements***......     N/A         N/A         N/A         N/A       (0.04)%     (0.04)%     (0.04)%     (0.04)%
                           ------    --------    --------    --------    --------    --------    --------    --------
Net Expenses***..........    0.88%       1.63%       1.40%       0.64%       1.11%       1.88%       1.62%       0.85%
                           ======    ========    ========    ========    ========    ========    ========    ========

                                   COMBINED PACE MUNICIPAL FIXED
                                            INCOME FUND
                                             PRO FORMA
                           ----------------------------------------------
                            CLASS A     CLASS B     CLASS C     CLASS Y
                            -------     -------     -------     -------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge
  (load) Imposed on
  Purchases (AS A
  PERCENTAGE OF OFFERING
  PRICE).................         4%       None        None        None
Maximum Deferred Sales
  Charge (load) (AS A
  PERCENTAGE OF ORIGINAL
  PURCHASE PRICE OR
  REDEMPTION PROCEEDS,
  WHICHEVER IS LESS).....      None           5%       0.75%       None
Exchange Fee.............      None        None        None        None

ANNUAL FUND OPERATING EXPENSES (FEES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees*.........      0.60%       0.60%       0.60%       0.60%
Distribution and/or
  Service (12b-1) Fees...      0.25%       1.00%       0.75%       None
Other Expenses**.........      0.13%       0.13%       0.15%       0.14%
                           --------    --------    --------    --------
Total Annual Fund
  Operating Expenses.....      0.98%       1.73%       1.50%       0.74%
                           ========    ========    ========    ========
Management Fee
  Waiver/Expense
  Reimbursements***......     (0.10)%     (0.10)%     (0.10)%     (0.10)%
                           --------    --------    --------    --------
Net Expenses***..........      0.88%       1.63%       1.40%       0.64%
                           ========    ========    ========    ========

---------------------------

  * For both Funds, "Management Fees" include fees paid to Mitchell Hutchins for administrative services.

 ** "Other Expenses" for National Tax-Free Income Fund are from the Fund's semi-annual report to shareholders for the six month period ended
     August 31, 2000 and are annualized. "Other Expenses" for PACE Municipal Fixed Income Fund are estimated based on the "other expenses" of the Fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each class.

*** PACE Trust and Mitchell Hutchins have entered into a written agreement with respect to PACE Municipal Fixed Income Fund under which Mitchell Hutchins is contractually obligated to waive its management fee and reimburse the Fund to the extent that the total expenses of each class through December 1, 2002 otherwise would exceed the sum of 0.85% (the expense cap for the Fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to each class. PACE Municipal Fixed Income Fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the Fund's expenses in any of those three years to exceed these expense caps.

     PACE Trust and Mitchell Hutchins have entered into an additional written agreement with respect to PACE Municipal Fixed Income Fund that becomes effective if the Reorganization takes place. Under that agreement, Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the Fund to the extent that the total operating expenses of each class through December 1, 2002 otherwise would exceed the current operating expenses of National Tax-Free Income Fund as shown under "Total Annual Fund Operating Expenses" and "Net Expenses" above. This is the expense cap reflected in the "Net Expenses" for the combined Fund. The Fund has agreed to repay Mitchell Hutchins for any reimbursed expenses under this agreement if it can do so over the following three fiscal years without causing the Fund's expenses in any of those three years to exceed these expense caps.

    The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

    The example below assumes that you invest $10,000 in each Fund (including the combined Fund) for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same, except for the two-year period when PACE Municipal Fixed Income Fund's and the combined Fund's expenses are lower due to the agreement with Mitchell Hutchins. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
NATIONAL TAX-FREE INCOME FUND
Class A.......................   $486   $  669   $  868    $1,441
Class B (assuming sale of all
  shares at end of period)....    666      814    1,087     1,548
Class B (assuming no sale of
  shares).....................    166      514      887     1,548
Class C (assuming sale of all
  shares at end of period)....    218      443      766     1,680
Class C (assuming no sale of
  shares).....................    143      443      766     1,680
Class Y.......................     65      205      357       798
PACE MUNICIPAL FIXED INCOME
  FUND
Class A.......................   $509   $  743   $1,000    $1,735
Class B (assuming sale of all
  shares at end of period)....    691      895    1,229     1,852
Class B (assuming no sale of
  shares).....................    191      595    1,029     1,852
Class C (assuming sale of all
  shares at end of period)....    240      515      894     1,958
Class C (assuming no sale of
  shares).....................    165      515      894     1,958
Class Y.......................     87      276      485     1,089
PRO FORMA PACE MUNICIPAL FIXED
  INCOME FUND
Class A.......................   $486   $  680   $  901    $1,535
Class B (assuming sale of all
  shares at end of period)....    666      825    1,119     1,642
Class B (assuming no sale of
  shares).....................    166      525      919     1,642
Class C (assuming sale of all
  shares at end of period)....    218      454      799     1,773
Class C (assuming no sale of
  shares).....................    143      454      799     1,773
Class Y.......................     65      216      391       899

SUMMARY COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

    The Funds have similar investment objectives, policies and overall risk characteristics in that each Fund seeks high current income exempt from federal income tax by investing primarily in investment grade municipal bonds. PACE Municipal Fixed Income Fund pursues its objective by investing substantially all its assets in investment grade municipal bonds of varying maturities. It normally limits its portfolio duration to between three and seven years. National Tax-Free Income Fund also pursues its objective by investing primarily in investment grade municipal bonds, but may invest, to a limited extent (up to 35% of its total assets), in municipal bonds that are not investment grade (commonly known as "junk bonds"). National Tax-Free Income Fund has no stated duration policy and has tended to have a longer portfolio duration than PACE Municipal Fixed Income Fund.

INVESTMENT ADVISORY SERVICES

    Mitchell Hutchins has served as the investment manager and administrator for PACE Municipal Fixed Income Fund since its inception in August 1995. As investment manager for the Fund, Mitchell Hutchins provides portfolio management oversight rather than directly managing the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of the sub-advisers. Mitchell Hutchins also recommends to the Board of PACE Trust whether agreements with sub-advisers should be renewed, modified or terminated. The Fund's current sub-adviser -- Standish, Ayer & Wood, Inc. ("Standish") -- has managed the Fund's investment portfolio since July 1, 2000. Prior to July 1, 2000, a different sub-adviser managed the Fund's investment portfolio.

    Mitchell Hutchins has served as investment manager or investment adviser and as administrator for National Tax-Free Income Fund since April 1988 and as sub-adviser for the Fund since its inception on December 3, 1984 to April 1988 (PaineWebber Incorporated served as investment adviser and administrator to the Fund during this period). Prior to October 10, 2000, Mitchell Hutchins managed all the Fund's assets. On that date, the Fund's current sub-adviser --
Standish -- assumed responsibility for managing the assets of the Fund.

PURCHASE AND REDEMPTION PROCEDURES

    Funds in the PaineWebber Flexible Pricing-SM- System generally offer
Class A, Class B, Class C and Class Y shares. PACE Municipal Fixed Income Fund did not offer Class A, Class B, Class C or Class Y shares to the public prior to November 27, 2000. The purchase and redemption procedures for PACE Municipal Fixed Income Fund's Class A, Class B, Class C and Class Y shares are the same as those currently in effect for the corresponding classes of shares of National Tax-Free Income Fund. Class A, Class B or Class C shares of PACE Municipal Fixed Income Fund may be exchanged for shares of the same class of most other PACE funds or PaineWebber Money Market Fund. Exchanges between other PaineWebber funds and PACE funds will not be activated until on or around March 1, 2000. You may not exchange Class Y shares.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Both Funds are subject to similar risk factors associated with their investments in municipal bonds. An investment in either Fund is not guaranteed; an investor may lose money by investing in either Fund. The principal risks presented by the Funds are:

    INTEREST RATE RISK -- The value of municipal bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a Fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

    Some municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A Fund then may have to reinvest the repayments at lower interest rates. Bonds subject to "call" provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

    CREDIT RISK -- Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by National Tax-Free Income Fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell during market downturns at the time and price National Tax-Free Income Fund desires.

    DERIVATIVES RISK -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

    POLITICAL RISK -- The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of the municipal bonds held by the Funds to fall and might adversely affect the tax-exempt status of the Funds' investments or of the dividends that the Funds pay. During periods of uncertainty, the prices of municipal securities can become volatile.

    RELATED SECURITIES CONCENTRATION RISK -- Both Funds are subject to related securities concentration risk because each may invest more than 25% of its total assets in specific types of municipal bonds. As a result, the Funds are subject to greater risk than a fund that does not follow this practice. The extent and nature of this risk, however, is different for each Fund. PACE Municipal Fixed Income Fund may invest up to 50% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities, but may not otherwise invest more than 25% of its total assets in municipal bonds that are secured by revenues from a particular industry. National Tax-Free Income Fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, such as those relating to education, health care, transportation or utilities. Economic, business or political developments or changes that affect one municipal bond in one sector or industry also may affect other municipal bonds in the same sector or industry.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

    The Funds have similar investment objectives. PACE Municipal Fixed Income Fund seeks high current income exempt from federal income tax. National Tax-Free Income Fund seeks high current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards.

INVESTMENT POLICIES

    The Funds also have similar investment policies in that each Fund invests primarily in investment grade municipal bonds. (Municipal bonds are bonds and similar securities that pay interest expected to be exempt from federal income tax.)

    PACE Municipal Fixed Income Fund invests substantially all its assets in investment grade municipal bonds of varying maturities. The Fund limits its investments in municipal bonds with the lowest investment grade rating to 15% of its total assets at the time the bonds are purchased. PACE Municipal Fixed Income Fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of a Fund's exposure to interest rate risk. A longer duration means that changes in the market interest rates are likely to have a larger effect on the value of the assets in a portfolio. PACE Municipal Fixed Income Fund also may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the U.S. Treasury or other U.S. government guaranteed securities.

    National Tax-Free Income Fund also normally invests substantially all its assets in municipal bonds. The Fund invests primarily in municipal bonds that are investment grade but may invest up to 35% of its total assets in municipal bonds that are not investment grade. National Tax-Free Income Fund has no limitation on its investments in municipal bonds with the lowest investment grade rating. National Tax-Free Income Fund also has no stated duration policy. National Tax-Free Income Fund may invest more than

25% of its total assets in municipal bonds that are issued to finance similar projects, without limitation as to the type of project or industries.

    PACE Municipal Fixed Income Fund has no limitation on its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT), although normally it limits its investments in such municipal bonds so that not more than 25% of its interest income will be subject to the AMT. PACE Municipal Fixed Income Fund invests in municipal bonds that are subject to the AMT when its sub-adviser believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT. National Tax-Free Income Fund may invest no more than 20% of its total assets in municipal bonds that are subject to the AMT.

    In selecting investments for each Fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the U.S. treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve a Fund's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of a Fund's portfolio.

    DERIVATIVES. The Funds have substantially similar policies with respect to the use of derivatives relating to securities in which they normally invest. Each Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage its portfolio duration.

    TEMPORARY DEFENSIVE POSITIONS; CASH RESERVES. Each Fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that each Fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. PACE Municipal Fixed Income Fund may invest without limit in certain taxable securities for defensive purposes. In addition, PACE Municipal Fixed Income Fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Because these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving a Fund's investment objective. PACE Municipal Fixed Income Fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins, PACE Municipal Fixed Income Fund may take a defensive position that is different from its normal investment strategy.

    Each Fund may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.

    OTHER INVESTMENT POLICIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Both Funds may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. Each Fund may lend up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. Each Fund may borrow money from banks or through reverse repurchase agreements, but not in excess of 10% of its total assets. Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding.

    PORTFOLIO TURNOVER. Each Fund may engage in frequent trading to achieve its investment objectives. Frequent trading may result in portfolio turnover of 100% or more (high portfolio turnover). Frequent trading may increase the portion of a Fund's capital gains that is realized for tax purposes in any given year, which may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on Fund distributions that represent net short-term capital gains than they would pay on distributions that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its distributions may have on shareholders. The portfolio turnover rates for National Tax-Free Income Fund for the last two fiscal years ended February 29, 2000 and February 28, 1999, were 29% and 43%, respectively, while the portfolio turnover rates for PACE Municipal Fixed Income Fund's last two fiscal years ended July 31, 2000 and 1999, were 33% and 11%, respectively.

    Standish assumed responsibility for managing the investment portfolio of PACE Municipal Fixed Income Fund on June 1, 2000 and assumed responsibility for managing the investment portfolio of National Tax-Free Income Fund on October 10, 2000. Standish realigned each Fund's portfolio shortly after it assumed its responsibilities for that Fund to reflect its proprietary investment strategies. As a result, during this period, each Fund experienced higher portfolio turnover than normal, which may result in higher overall portfolio turnover for the current fiscal year.

OPERATIONS OF PACE MUNICIPAL FIXED INCOME FUND FOLLOWING THE REORGANIZATION

    It is not expected that PACE Municipal Fixed Income Fund will revise any of its policies following the Reorganization to reflect those of National Tax-Free Income Fund. Standish has reviewed National Tax-Free Income Fund's current portfolio and determined that National Tax-Free Income Fund's holdings generally are compatible with PACE Municipal Fixed Income Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a substantial portion of National Tax-Free Income Fund's assets could be transferred to and held by PACE Municipal Fixed Income Fund.

    It is expected, however, that some of National Tax-Free Income Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that if National Tax-Free Income Fund's shareholders approve the Reorganization, the Fund's holdings that are not compatible with PACE Municipal Fixed Income Fund's holdings will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the holdings of PACE Municipal Fixed Income Fund. As of November 30, 2000, these assets represented less than 5% of National Tax-Free Income Fund's portfolio. The portion of National Tax-Free Income Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the sub-adviser's continuing assessment of the compatibility of National Tax-Free Income Fund's holdings with PACE Municipal Fixed Income Fund's portfolio composition and its investment objective and policies at the approximate time of the Reorganization. The need for National Tax-Free Income Fund to dispose of investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and could result in its realizing gains (or losses) that would not otherwise have been realized.

PERFORMANCE

    The following bar chart and table provide information about the performance of PACE Municipal Fixed Income Fund Class P shares and thus give some indication of the risks of an investment in the Fund. The Fund's Class P shares were the only outstanding class of shares during the periods shown.

    The bar chart shows how PACE Municipal Fixed Income Fund's performance has varied from calendar year to calendar year. The bar chart does not reflect the maximum annual PACE-SM- Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization) or the effect of sales charges or the higher expenses of PACE Municipal Fixed Income Fund's Class A, Class B and Class C shares; if it did, the total returns shown would be lower.

    The first table that follows the bar chart shows the average annual total returns over several time periods for the Fund's Class P shares. Class P shares are not subject to the sales charges applicable to the Fund's Class A, Class B and Class C shares or the higher expenses of these shares. The table does, however, reflect the maximum annual PACE-SM- Select Advisors Program fee of 1.50% applicable only to Class P shares. The program fee does not apply to shares received in the Reorganization. A footnote to this table shows performance of PACE Municipal Fixed Income Fund's Class P shares for the same periods without deduction of this fee. Because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges, expenses and program fees.

    The second table that follows the bar chart shows the average annual total returns over several time periods for National Tax-Free Income Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of the Fund. The Fund's

Class Y shares are not subject to any sales charges or 12b-1 fees and thus are most comparable to the Class P shares of PACE Municipal Fixed Income Fund. The performance of National Tax-Free Income Fund's Class Y shares for the 1999 calendar year can thus be compared to that of the Class P shares of PACE Municipal Fixed Income Fund before deduction of the PACE-SM- Select Advisors Program fee, as shown in the footnote to that Fund's table.

    The tables also compare each Fund's returns to returns of a broad-based market index that is unmanaged and, therefore, does not reflect the deduction of any fees or expenses. The two Funds have historically used different indices -- the Lehman Brothers Municipal Five-Year Index for PACE Municipal Fixed Income Fund and the Lehman Brothers Municipal Bond Index for National Tax-Free Income Fund. For comparative purposes, the returns of both indices are shown for each Fund in the tables below.

    Each Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for the Funds because, during the periods shown, a different sub-adviser managed the assets of PACE Municipal Fixed Income Fund and Mitchell Hutchins managed the assets of National Tax-Free Income Fund.

PACE MUNICIPAL FIXED INCOME FUND -- TOTAL RETURN ON CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1996                  4.86%
1997                  7.01%
1998                  5.39%
1999                (2.14)%

Total return January 1 to September 30, 2000 -- 5.20%

Best quarter during years shown: 3rd quarter, 1998 -- 2.52%
Worst quarter during years shown: 2nd quarter, 1999 -- (1.21)%

PACE MUNICIPAL FIXED INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS*
(as of December 31, 1999)

CLASS                                 CLASS P   LEHMAN BROTHERS MUNICIPAL    LEHMAN BROTHERS
(INCEPTION DATE)                     (8/24/95)       FIVE-YEAR INDEX       MUNICIPAL BOND INDEX
----------------                     ---------  -------------------------  --------------------
One Year...........................    (3.60)%                 0.73%                 (2.06)%
Life of Class......................     3.02%                  4.49%                  5.21%

-------------------

  * The above performance reflects the deduction of the maximum annual PACE-SM-Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization). If the program fee were not deducted, the average annual total returns of the Fund's Class P shares would be (2.14)% for the year ended December 31, 1999 and 4.58% for "Life of Class."

NATIONAL TAX-FREE INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                                           LEHMAN BROTHERS  LEHMAN BROTHERS
CLASS                       CLASS A     CLASS B*    CLASS C     CLASS Y    MUNICIPAL BOND   MUNICIPAL FIVE-
(INCEPTION DATE)           (12/3/84)    (7/1/91)    (7/2/92)   (11/3/95)        INDEX         YEAR INDEX
----------------           ---------    --------    --------   ---------   ---------------  ---------------
One Year.................     (7.90)%     (9.37)%     (5.25)%     (3.88)%         (2.06)%          0.73%
Five Years...............      4.78%       4.48%       5.08%        N/A            6.91%           5.71%
Ten Years................      5.35%        N/A         N/A         N/A            6.89%           6.23%
Life of Class............      7.30%       5.01%       4.18%       3.98%             **              **

-------------------

  *  Assumes conversion of Class B shares to Class A shares after six years.
 ** Average annual total returns for the Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Five-Year Index for the life of each class (except Class A since the return for the Lehman Brothers Muncipal Five-Year Index is not available for this period) were as follows: Class A -- 8.70%; Class B -- 6.72% and 5.94%; Class C -- 6.06% and 5.31%; and Class Y --
     4.90% and 4.46%, respectively.

SALES CHARGES

    No sales charges apply when National Tax-Free Income Fund shareholders receive shares of PACE Municipal Fixed Income Fund in connection with the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

    National Tax-Free Income Fund normally declares dividends daily and pays them monthly. PACE Municipal Fixed Income Fund normally declares and pays dividends monthly. Each Fund distributes substantially all its gains, if any, annually. Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of a Fund's shares, while Class Y shares (and, for PACE Municipal Fixed Income Fund, Class P shares) would have the highest dividends.

    As a shareholder of PACE Municipal Fixed Income Fund, you will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Your current dividend distribution election for National Tax-Free Income Fund will remain the same after the Reorganization. Contact your Financial Adviser at PaineWebber if you prefer to receive dividends in cash.

    On or before the Closing Date, National Tax-Free Income Fund will distribute substantially all of its undistributed net investment income, net capital gain and net short-term capital gain, if any, in order to continue to maintain its tax status as a regulated investment company.

TAXES

    Each Fund seeks to pay dividends that are exempt from federal income tax. However, a portion of each Fund's dividends may be subject to state income taxes and its distributions of gain may be subject to both federal and state income taxes whether you receive them in additional Fund shares or in cash. A Fund also may pay dividends that are subject to the federal alternative minimum tax.

    When you sell Fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a Fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares and taxed accordingly.

    Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the Fund held the assets that generated the gains for more than 12 months. Your Fund will tell you how you should treat its dividends for tax purposes.

           FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING SHARES OF
                        PACE MUNICIPAL FIXED INCOME FUND

FLEXIBLE PRICING

    PACE Municipal Fixed Income Fund offers four new classes of shares --
Class A, Class B, Class C and Class Y -- established prior to the Reorganization. The four new classes of shares of PACE Municipal Fixed Income Fund and the procedures for buying, selling and exchanging these shares, as described below, are substantially identical to the corresponding classes of shares and related procedures of National Tax-Free Income Fund. Prior to November 27, 2000, PACE Municipal Fixed Income Fund offered only Class P shares, which are available only to participants in the PaineWebber PACE-SM- Select Advisors Program.

    No sales charges apply when National Tax-Free Income Fund shareholders receive Class A, Class B, Class C or Class Y shares of PACE Municipal Fixed Income Fund as part of the Reorganization. PACE Municipal Fixed Income Fund is offering its four new classes of shares to the general public prior to the Reorganization. Class Y shares are only available to certain types of investors. Class A, Class B and Class C shares purchased other than as part of the Reorganization will be subject to the sales charges described below. In addition, each class has different ongoing expenses.

    PACE Municipal Fixed Income Fund has adopted a plan under Rule 12b-1 governing its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. The terms of these plans are substantially identical to the terms of the corresponding plans now in place for National Tax-Free Income Fund's Class A, Class B and Class C shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

    Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

    The Class A sales charges for each Fund are described in the following table.

CLASS A SALES CHARGES

                                                                          REALLOWANCE TO SELECTED
                                      SALES CHARGE AS A PERCENTAGE OF:     DEALERS AS PERCENTAGE
AMOUNT OF INVESTMENT                 OFFERING PRICE  NET AMOUNT INVESTED    OF OFFERING PRICE*
--------------------                 --------------  -------------------  -----------------------
Less than $100,000.................         4.00%              4.17%                   3.75%
$100,000 to $249,999...............         3.00               3.09                    2.75
$250,000 to $499,999...............         2.25               2.30                    2.00
$500,000 to $999,999...............         1.75               1.78                    1.50
$1,000,000 and over (1) ...........         None               None                    1.00(2)

-------------------

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Systematic Withdrawal Plan are not subject to this charge.
(2)  Mitchell Hutchins pays 1% to the dealer.
  * For an initial period ending on or about December 29, 2000, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.

SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber or PaineWebber PACE mutual fund. You can combine the value of Class A shares that you own in other PaineWebber or PaineWebber PACE funds and the purchase amount of the Class A shares of the PaineWebber or PaineWebber PACE fund that you are buying.

    You may also qualify for a lower sales charge if you combine your purchases with those of:

    -  your spouse, parents or children under age 21;

    -  your Individual Retirement Accounts (IRAs);

    -  certain employee benefit plans, including 401(k) plans;

    -  a company that you control;

    -  a trust that you created;

    - Uniform Transfers to Minors Act/Uniform Gifts to Minors Act accounts created by you or by a group of investors for your children; or

    -  accounts with the same adviser.

    You may qualify for a complete waiver of the sales charge if you:

    - Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

    - Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

        -- you were the Financial Advisor's client at the competing brokerage firm;

        -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

        -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

    - Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

    - Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

    - Are a participant in the PaineWebber Members Only-SM- Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

    - Acquire these shares through a PaineWebber InsightOne-SM- Program brokerage account.

CLASS B SHARES

    Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

    Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

    If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                     PERCENTAGE BY WHICH
IF YOU SELL                                         THE SHARES' NET ASSET
SHARES WITHIN:                                       VALUE IS MULTIPLIED:
--------------                                      ---------------------
1st year since purchase...........................            5%
2nd year since purchase...........................            4
3rd year since purchase...........................            3
4th year since purchase...........................            2
5th year since purchase...........................            2
6th year since purchase...........................            1
7th year since purchase...........................           None

    We will not impose the deferred sales charge on Class B shares purchased through the reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

    For purposes of determining your deferred sales charge and when to convert your Class B shares to Class A shares, the holding period for the Class B shares of PACE Municipal Fixed Income Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class B shares of National Tax-Free Income Fund and any other PaineWebber fund whose shares you exchanged for Class B shares of National Tax-Free Income Fund.

    To minimize your deferred sales charge, we will assume that you are selling:

    -  First, Class B shares representing reinvested dividends, and

    -  Second, Class B shares that you have owned the longest.

SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

    -  You participate in the Systematic Withdrawal Plan;

    - You are older than 59-1/2 and are selling shares to take a distribution from certain types of retirement plans;

    -  You receive a tax-free return of an excess IRA contribution;

    - You receive a tax-qualified retirement plan distribution following retirement;

    - The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or

    - The shares are held in trust and the death of the trustee requires liquidation of the trust.

CLASS C SHARES

    Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in Fund shares.

    Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

    Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares purchased through the reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

    For purposes of determining your deferred sales charge, the holding period for the Class C shares of PACE Municipal Fixed Income Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class C shares of National Tax-Free Income Fund and any other PaineWebber fund whose shares you exchanged for Class C shares of National Tax-Free Income Fund.

    You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES:

    If you think that you qualify for any of these sales charge waivers described above, you will need to provide documentation to PaineWebber or the Fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

    Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

    -  Buy shares through PaineWebber's PACE-SM- Multi Advisor Program;

    -  Buy $10 million or more of PaineWebber fund shares at any one time;

    - Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

    - Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

    - Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

    The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares on behalf of that Plan.

    Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

    If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund shares through your Financial Advisor. Otherwise, you can invest in the Fund through the Fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

    You do not have to complete an application when you make additional investments in the Fund.

    The Fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

To open an account................................  $1,000
To add to an account..............................  $100

    The Fund may waive or reduce these amounts for:

    -  Employees of PaineWebber or its affiliates; or

    - Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plans.

FREQUENT TRADING. The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

    You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

    If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

    If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

    If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the Fund's transfer agent. Your letter must include:

    -  Your name and address;

    -  The Fund's name;

    -  The Fund account number;

    -  The dollar amount or number of shares you want to sell; and

    - A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not a part of these programs.

    Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

    If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

    It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

EXCHANGING SHARES

    You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of the other PACE funds or of PaineWebber Money Market Fund. (It is expected that shareholders will also be able to exchange Class A, Class B and Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001.) You may not exchange Class Y shares.

    You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

    You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

    You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the Fund's transfer agent. You must include:

    -  Your name and address;

    - The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

    -  Your account number;

    - How much you are exchanging (by dollar amount or by number of shares to be sold); and

    - A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

    Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

    The Fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

    The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange, Inc. ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open on most national holidays and on Good Friday, and the Fund does not price its shares on these days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

    Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the Fund.

    You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

    The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's board. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

                                   MANAGEMENT

INVESTMENT MANAGER AND INVESTMENT ADVISER

    Mitchell Hutchins is the investment manager and administrator of each Fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On October 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

    As investment manager for PACE Municipal Fixed Income Fund, Mitchell Hutchins recommends sub-advisers to the Board of PACE Trust to manage the Fund's investments and monitors and reviews the performance of those sub-advisers. PACE Trust has received an exemptive order from the SEC to permit Mitchell Hutchins (subject to Board approval) to select and replace sub-advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the sub-advisers without obtaining shareholder approval.

    As investment manager for National Tax-Free Income Fund, Mitchell Hutchins recommends sub-advisers to the Board of Mutual Fund Trust and monitors and reviews the performance of those sub-advisers. Since October 10, 2000, Mitchell Hutchins and Standish have provided investment management services to the Fund under interim contracts approved by the Board of Mutual Fund Trust. Prior to October 10, 2000, Mitchell Hutchins managed National Tax-Free Income Fund's assets directly.

SUB-ADVISER

    The same sub-adviser -- Standish -- manages the assets of each Fund. Standish is located at One Financial Center, Boston, Massachusetts 02111. Standish was founded in 1933 and, as of September 30, 2000, had over $45 billion in assets under management. Christine L. Todd, a director of Standish, is primarily responsible for the day-to-day management of each Fund. She joined Standish in 1995 from Gannett, Welsh & Kotler, where she was a vice president responsible for municipal bond research and trading. Standish has held its responsibilities for PACE Municipal Fixed Income Fund since June 1, 2000 and for National Tax-Free Income Fund since October 10, 2000.

ADVISORY FEES AND FUND EXPENSES

    PACE Municipal Fixed Income Fund pays fees to Mitchell Hutchins for management and administration services at the combined annual contract rate of 0.60% of average daily net assets. This combined fee includes an annual contract rate of 0.40% for investment management services and 0.20% for administrative services, both expressed as a percentage of the Fund's average daily net assets. During the fiscal year ended July 31, 2000, PACE Municipal Fixed Income Fund paid Mitchell Hutchins at the lower effective annual rate of 0.56% of the Fund's average daily net assets because Mitchell Hutchins waived a portion of its fee. National Tax-Free Income Fund paid fees to Mitchell Hutchins for investment advisory and administration services for the Fund's most recent fiscal year at the annual rate of 0.50% of the Fund's average daily net assets.

    The management and administrative services fees paid by PACE Municipal Fixed Income Fund to Mitchell Hutchins are greater than those paid by National Tax-Free Income Fund. However, Mitchell Hutchins anticipates that shareholders of each class of shares of National Tax-Free Income Fund who will become shareholders of the corresponding class of shares of PACE Municipal Fixed Income Fund will be subject to total annual operating expenses that are no higher than the expenses they currently pay as shareholders of National Tax-Free Income Fund. The overall operating expenses of the combined Fund are subject to a written management fee waiver and expense reimbursement agreement between PACE Municipal Fixed Income Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Absent this agreement, it is expected that the overall operating expenses of each class of shares of PACE Municipal Fixed Income Fund immediately following the Reorganization would be somewhat higher than the current operating expenses of the corresponding class of shares of National Tax-Free Income Fund. If the management fee waiver and expense reimbursement agreement is not renewed after December 1, 2002, the combined Fund will have overall operating expenses for each class of shares that are higher than the current expenses of National Tax-Free Income Fund, assuming that the operating expenses of the combined Fund remain the same.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

    Mutual Fund Trust's Board approved the proposed Reorganization at a meeting held on October 6, 2000. For the reasons described more fully below, the Board and Mitchell Hutchins believe that National Tax-Free Income Fund's shareholders will benefit from the Reorganization because the combined Fund would have a larger asset base, which should provide greater opportunities for diversifiying investments and realizing economies of scale. In addition, the Board and Mitchell Hutchins believe that operating two funds that offer significantly similar investments and similar management would result in higher expenses and less efficient operations than operating a single fund that combines the assets of the two original funds.

    At the meeting of Mutual Fund Trust's Board on October 6, 2000 and in a series of prior meetings and presentations, Mitchell Hutchins explained to the Board that it had undertaken an extensive review of whether the best interests of shareholders of a number of PaineWebber funds, including National Tax-Free Income Fund, would be served by continuing to operate the funds under their current arrangements. For National Tax-Free Income Fund, Mitchell Hutchins' review included a possible restructuring of the Fund's investment management arrangements and a possible reorganization into another PaineWebber fund.

    Mitchell Hutchins noted that PACE Municipal Fixed Income Fund has a similar investment objective and, like National Tax-Free Income Fund, invests primarily in investment grade municipal bonds. Mitchell Hutchins advised the Board of Mutual Fund Trust that the investment management arrangements for PACE Municipal Fixed Income Fund were recently changed. Mitchell Hutchins had recommended to PACE Trust's Board that it engage a new sub-adviser for PACE Municipal Fixed Income Fund to replace the former sub-adviser, which had resigned as sub-adviser for the Fund. The Board of PACE Trust approved Mitchell Hutchins' recommendation. A new sub-adviser -- Standish -- started managing PACE Municipal Fixed Income Fund's assets effective June 1, 2000. (See "Comparison of the Funds" above for a more complete description of the investment objectives, policies and risks of the Funds.)

    Mitchell Hutchins stated its belief that the Reorganization would likely benefit National Tax-Free Income Fund's shareholders because the larger asset base of the combined Fund could give the combined Fund greater opportunities to diversify investments and realize greater economies of scale. Mitchell Hutchins noted that the investment management and administrative services fees currently paid by PACE Municipal Fixed Income Fund are greater than those currently paid by National Tax-Free Income Fund. However, Mitchell Hutchins informed the Board that it had entered into a written management fee waiver and expense reimbursement agreement with PACE Municipal Fixed Income Fund to waive its management fee and/or reimburse that Fund to the extent that its total annual operating expenses for each class of shares through December 1, 2002 would otherwise exceed the current overall operating expenses of the corresponding class of shares of National Tax-Free Income Fund. Mitchell Hutchins explained that, as a result, it anticipated that current shareholders of each class of shares of National Tax-Free Income Fund who will become shareholders of the combined Fund if the Reorganization is approved will be subject to total annual operating expenses that are no higher than the expenses they currently pay as shareholders of National Tax-Free Income Fund during the period of the waiver/reimbursement. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.)

    Mitchell Hutchins then proposed immediate changes in the investment management arrangements for National Tax-Free Income Fund. Mitchell Hutchins advised the Board of Mutual Fund Trust that the proposed investment management changes represented its judgment of the best management structure for the Fund and believed that the changes would be more likely to help National Tax-Free Income Fund achieve its investment objective. Mitchell Hutchins noted its experience in selecting and monitoring unaffiliated sub-advisers, particularly with respect to the various different series of PACE Trust, all but one of which are managed by sub-advisers. Mitchell Hutchins recommended to the Board of Mutual Fund Trust that the same sub-adviser that now manages the assets of PACE Municipal Fixed Income Fund -- Standish -- be retained on an interim basis to manage the assets of National Tax-Free Income Fund. After consideration of all the information presented by Mitchell Hutchins, inquiries into the ability and resources of the proposed sub-adviser to provide appropriate investment management services for the assets of National Tax-Free Income Fund and interviews with personnel of the proposed sub-adviser, Mutual Fund Trust's Board determined to implement the new investment management arrangements effective October 10, 2000.

    To implement the new investment management arrangements for National Tax-Free Income Fund, the Board of Mutual Fund Trust, effective October 10, 2000, terminated the existing investment advisory and administration contract between the Fund and Mitchell Hutchins and approved a new interim contract with Mitchell Hutchins and an interim sub-advisory contract between Mitchell Hutchins and the sub-adviser. Under the Interim Management and Administration Contract ("Interim Management Contract"),

Mitchell Hutchins serves as investment manager for National Tax-Free Income Fund and provides portfolio management oversight as opposed to direct management of the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of the sub-advisers thereafter. The Interim Management Contract and interim sub-advisory contract will terminate on the earlier of 150 days from their effective date or the Closing Date of the Reorganization.

    Mitchell Hutchins then reminded the Board that, once the new investment management arrangements were in place, National Tax-Free Income Fund and PACE Municipal Fixed Income Fund would be managed in a similar manner. Mitchell Hutchins noted its belief that operating two funds that offer significantly similar investments and similar management would result in higher expenses and less efficient operations than operating a single fund that combines the assets of the two original funds. Mitchell Hutchins also stated its belief that it would not be desirable from a marketing or administrative perspective to maintain and distribute shares for two similar funds. Mitchell Hutchins noted, moreover, that PACE Municipal Fixed Income Fund has the additional flexibility to change its sub-adviser or add additional sub-advisers when Mitchell Hutchins and the Board of PACE Trust decide, without the cost or delay of needing first to obtain approval by a vote of the shareholders of PACE Municipal Fixed Income Fund.

    Finally, Mitchell Hutchins reviewed with the Board of Mutual Fund Trust the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to National Tax-Free Income Fund and its shareholders, that shareholders of the combined Fund after the Reorganization could continue to exchange into other PaineWebber open-end funds without having to pay an additional sales load should their investment priorities change, and that no sales charges would be imposed on any PACE Municipal Fixed Income Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Board of Mutual Fund Trust that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of National Tax-Free Income Fund will include the holding period for the shares of National Tax-Free Income Fund and any other PaineWebber fund shares of the same class that were exchanged for shares of National Tax-Free Income Fund.

    As part of its consideration, the Board of Mutual Fund Trust examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions;
(2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of PACE Municipal Fixed Income Fund and that expense ratio relative to National Tax-Free Income Fund's current expense ratio;
(4) that Mitchell Hutchins will bear the costs of the Reorganization; (5) the compatibility of the Funds' portfolio holdings and the effect on National Tax-Free Income Fund and its shareholders of any realignment of its portfolio in connection with the Reorganization; (6) the tax consequences of the Reorganization; (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates; (8) Mitchell Hutchins' assessment that the proposed Reorganization will be beneficial to the shareholders of National Tax-Free Income Fund and will not dilute their interests; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided or to be provided by Mitchell Hutchins and Standish; and (10) the terms of the proposed Plan.

    On the basis of the information provided to it and its evaluation of that information, the Board of Mutual Fund Trust, including a majority of its Independent Trustees, determined that the Reorganization would be in the best interests of National Tax-Free Income Fund and that the interests of existing National Tax-Free Income Fund shareholders will not be diluted as a result of the Reorganization. THEREFORE, THE BOARD OF MUTUAL FUND TRUST UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF NATIONAL TAX-FREE INCOME FUND AT THE MEETING.

TERMS OF THE REORGANIZATION

    The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of the form of which is attached as Appendix A to this Proxy Statement/Prospectus.

    The Plan contemplates (1) PACE Municipal Fixed Income Fund's acquiring on the Closing Date all the assets of National Tax-Free Income Fund in exchange solely for PACE Municipal Fixed Income Fund shares and PACE Municipal Fixed Income Fund's assumption of all of National Tax-Free Income Fund's stated liabilities and (2) the distribution of those shares to National Tax-Free Income Fund shareholders. National Tax-Free Income Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). PACE Municipal Fixed Income Fund will assume from National Tax-Free Income Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in the Plan, but only to the extent disclosed or provided for in National Tax-Free Income Fund's most recent annual audited and semi-annual unaudited financial statements, or incurred by National Tax-Free Income Fund subsequent to the date of those financial statements and disclosed in writing to and accepted by PACE Trust (collectively, the "Liabilities"). National Tax-Free Income Fund agrees in the Plan to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

    The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by PACE Municipal Fixed Income Fund and the NAV per share of each class of PACE Municipal Fixed Income Fund shares will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in PACE Municipal Fixed Income Fund's current Prospectus and SAI. These procedures are identical to those used by National Tax-Free Income Fund and described in its current Prospectus and SAI. National Tax-Free Income Fund's NAV will be the value of the Assets to be acquired by PACE Municipal Fixed Income Fund, less the amount of the Liabilities, as of the Valuation Time.

    On, or as soon as practicable after, the Closing Date, National Tax-Free Income Fund will distribute to its shareholders of record as of the Effective Time the PACE Municipal Fixed Income Fund shares it receives, by class, so that each National Tax-Free Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Municipal Fixed Income Fund equal in aggregate NAV to the shareholder's shares in National Tax-Free Income Fund. That distribution will be accomplished by opening accounts on the books of PACE Municipal Fixed Income Fund in the names of National Tax-Free Income Fund's shareholders and crediting those accounts with the appropriate number of PACE Municipal Fixed Income Fund shares. Fractional shares of PACE Municipal Fixed Income Fund will be rounded to the third decimal place.

    The NAV per share of PACE Municipal Fixed Income Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder interest in either Fund. In addition, Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. National Tax-Free Income Fund will be terminated after the Reorganization.

    The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of National Tax-Free Income Fund shareholders. If the Reorganization is not approved by shareholders at the Meeting, National Tax-Free Income Fund will continue to operate as a series of Mutual Fund Trust, and its Board will then consider other options and alternatives for the future of the Fund, including the liquidation of the Fund, resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

    PACE Municipal Fixed Income Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Fund's shares are divided into five classes, designated Class A, Class B, Class C, Class Y and Class P shares. Class P shares are not involved in the Reorganization. A share of each class of PACE Municipal Fixed Income Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund, except that dividends and other distributions will appropriately reflect expenses allocated to a particular class. Shares of the Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. PACE Trust does not hold annual meetings. Shares of the Fund generally are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. Shares of each series of PACE Trust will be voted separately, except when an aggregate vote of all the series is required by law.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

    Certain fundamental investment restrictions of National Tax-Free Income Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, you agree to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

    The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1)(D) of the Code. Mutual Fund Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP, counsel to Mutual Fund Trust and tax counsel to PACE Trust, substantially to the following effect:

        (1) PACE Municipal Fixed Income Fund's acquisition of the Assets in exchange solely for its shares and its assumption of the Liabilities, followed by National Tax-Free Income Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their National Tax-Free Income Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(D) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        (2) National Tax-Free Income Fund will recognize no gain or loss on its transfer of the Assets to PACE Municipal Fixed Income Fund in exchange solely for PACE Municipal Fixed Income Fund shares and PACE Municipal Fixed Income Fund's assumption of the Liabilities or on the subsequent distribution of those shares to National Tax-Free Income Fund's shareholders in constructive exchange for their National Tax-Free Income Fund shares;

        (3) PACE Municipal Fixed Income Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for its shares and its assumption of the Liabilities;

        (4) PACE Municipal Fixed Income Fund's basis in the Assets will be the same as National Tax-Free Income Fund's basis therein immediately before the Reorganization, and PACE Municipal Fixed Income Fund's holding period for the Assets will include National Tax-Free Income Fund's holding period therefor;

        (5) A National Tax-Free Income Fund shareholder will recognize no gain or loss on the constructive exchange of all its National Tax-Free Income Fund shares solely for PACE Municipal Fixed Income Fund shares pursuant to the Reorganization; and

        (6) A National Tax-Free Income Fund shareholder's aggregate basis in the PACE Municipal Fixed Income Fund shares it receives in the Reorganization will be the same as the aggregate basis for its National Tax-Free Income Fund shares it constructively surrenders in exchange for those PACE Municipal Fixed Income Fund shares, and its holding period for those PACE Municipal Fixed Income Fund shares will include its holding period for those National Tax-Free Income Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

    The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    Utilization by PACE Municipal Fixed Income Fund after the Reorganization of any pre-Reorganization capital losses realized by National Tax-Free Income Fund could be subject to limitation in future years under the Code.

    You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

REQUIRED VOTE

    The proposal to approve the Plan requires the affirmative vote of the lesser of (1) 67% or more of the shares of National Tax-Free Income Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                              -------------------

                           ORGANIZATION OF THE FUNDS

    PACE Municipal Fixed Income Fund commenced operations on August 24, 1995 as a diversified series of PACE Trust. PACE Trust was formed as a Delaware business trust on September 9, 1994, and is registered under the 1940 Act as an open-end management investment company. The operations of PACE Trust, as a Delaware business trust, are governed by its Trust Instrument, By-Laws and Delaware law.

    National Tax-Free Income Fund is a diversified series of Mutual Fund Trust and commenced operations on December 3, 1984. Prior to June 30, 1992, National Tax-Free Income Fund was a series of a different Massachusetts business trust. Mutual Fund Trust was formed as a Massachusetts business trust on November 21, 1986, and is registered under the 1940 Act as an open-end management investment company. The operations of Mutual Fund Trust, as a Massachusetts business trust, are governed by its Declaration of Trust, By-Laws and Massachusetts law.

                              FINANCIAL HIGHLIGHTS

    The following financial highlights table is intended to help you understand PACE Municipal Fixed Income Fund's financial performance for the periods shown. The table shows information for the Fund's Class P shares because they were the only class of shares outstanding during the periods shown. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors for PACE Municipal Fixed Income Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, dated July 31, 2000, which may be obtained without charge by calling 1-800-647-1568.

                                                    PACE
                                     MUNICIPAL FIXED INCOME INVESTMENTS
                           ------------------------------------------------------
                                    FOR THE YEARS ENDED
                                          JULY 31,                    FOR THE
                           --------------------------------------   PERIOD ENDED
                            2000#      1999      1998      1997    JULY 31, 1996+
                            -----      ----      ----      ----    --------------
Net asset value,
  beginning of period....  $ 12.44   $ 12.70   $ 12.67   $ 12.32      $ 12.00
                           -------   -------   -------   -------      -------
Net investment income....     0.57      0.56      0.58      0.61         0.49
Net realized and
  unrealized gains
  (losses) from
  investments............    (0.29)    (0.26)     0.02      0.38         0.27
                           -------   -------   -------   -------      -------
Net increase from
  investment operations..     0.28      0.30      0.60      0.99         0.76
                           -------   -------   -------   -------      -------
Dividends from net
  investment income......    (0.57)    (0.56)    (0.57)    (0.61)       (0.43)
Distributions from net
  realized gains from
  investments............    --        --        --        (0.03)       (0.01)
                           -------   -------   -------   -------      -------
Total dividends and
  distributions..........    (0.57)    (0.56)    (0.57)    (0.64)       (0.44)
                           -------   -------   -------   -------      -------
Net asset value, end of
  period.................  $ 12.15   $ 12.44   $ 12.70   $ 12.67      $ 12.32
                           =======   =======   =======   =======      =======
Total investment return
  (1)....................     2.37%     2.34%     4.87%     8.30%        6.38%
                           =======   =======   =======   =======      =======
Ratios/Supplemental Data:
Net assets, end of
  period (000's).........  $53,594   $56,659   $51,638   $34,292      $17,765
Expenses to average net
  assets, net of fee
  waivers and expense
  reimbursements.........     0.85%     0.85%     0.85%     0.85%        0.85%*
Expenses to average net
  assets, before fee
  waivers and expense
  reimbursements.........     0.89%     0.89%     0.93%     1.40%        1.74%*
Net investment income to
  average net assets, net
  of fee waivers and
  expense
  reimbursements.........     4.68%     4.42%     4.67%     5.08%        4.95%*
Net investment income to
  average net assets,
  before fee waivers and
  expense
  reimbursements.........     4.64%     4.38%     4.59%     4.53%        4.07%*
Portfolio turnover.......       33%       11%       34%       15%          78%

-------------------

  +  For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
  *  Annualized.
  # Sub-investment advisory functions for this portfolio were transferred from Deutsche Asset Management, Inc. to Standish, Ayer & Wood, Inc. on June 1, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

                                 CAPITALIZATION

    The following table shows the capitalization of each of National Tax-Free Income Fund and PACE Municipal Fixed Income Fund as of July 31, 2000, and the PRO FORMA capitalization as of the same date, giving effect to the
Reorganization:

                                       NATIONAL TAX-                              PRO FORMA CLASS A
                                           FREE         PACE MUNICIPAL FIXED           COMBINED
                                       INCOME FUND:         INCOME FUND:         PACE MUNICIPAL FIXED
                                          CLASS A             CLASS A                INCOME FUND
                                       -------------    --------------------     --------------------
Net Assets.........................    $193,341,163         $  0                     $193,341,163
Shares Outstanding.................      17,689,612            0                       15,909,397
Net Asset Value Per Share..........    $      10.93         $  0                     $      12.15

                                       NATIONAL TAX-                              PRO FORMA CLASS B
                                           FREE         PACE MUNICIPAL FIXED           COMBINED
                                       INCOME FUND:         INCOME FUND:         PACE MUNICIPAL FIXED
                                          CLASS B             CLASS B                INCOME FUND
                                       -------------    --------------------     --------------------
Net Assets.........................    $ 16,210,472         $  0                     $ 16,210,472
Shares Outstanding.................       1,483,570            0                        1,333,905
Net Asset Value Per Share..........    $      10.93         $  0                     $      12.15

                                       NATIONAL TAX-                              PRO FORMA CLASS C
                                           FREE         PACE MUNICIPAL FIXED           COMBINED
                                       INCOME FUND:         INCOME FUND:         PACE MUNICIPAL FIXED
                                          CLASS C             CLASS C                INCOME FUND
                                       -------------    --------------------     --------------------
Net Assets.........................    $ 37,298,149         $  0                     $ 37,298,149
Shares Outstanding.................       3,412,768            0                        3,069,140
Net Asset Value Per Share..........    $      10.93         $  0                     $      12.15

                                       NATIONAL TAX-                              PRO FORMA CLASS Y
                                           FREE         PACE MUNICIPAL FIXED           COMBINED
                                       INCOME FUND:         INCOME FUND:         PACE MUNICIPAL FIXED
                                          CLASS Y             CLASS Y                INCOME FUND
                                       -------------    --------------------     --------------------
Net Assets.........................    $    650,354         $  0                     $    650,354
Shares Outstanding.................          59,495            0                           53,515
Net Asset Value Per Share..........    $      10.93         $  0                     $      12.15

                                       NATIONAL TAX-                              PRO FORMA CLASS P
                                           FREE         PACE MUNICIPAL FIXED           COMBINED
                                       INCOME FUND:         INCOME FUND:         PACE MUNICIPAL FIXED
                                          CLASS P             CLASS P                INCOME FUND
                                       -------------    --------------------     --------------------
Net Assets.........................    $   0                $53,594,281              $ 53,594,281
Shares Outstanding.................        0                  4,410,094                 4,410,094
Net Asset Value Per Share..........    $   0                $     12.15              $      12.15

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of PACE Municipal Fixed Income Fund shares as part of the Reorganization will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to PACE Trust. Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Second Floor, Washington, DC 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

    PACE Trust and Mutual Fund Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet website at http://www.sec.gov that contains information regarding PACE Trust and Mutual Fund Trust. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                    EXPERTS

    The audited financial statements of National Tax-Free Income Fund incorporated by reference in the SAI have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in National Tax-Free Income Fund's Annual Report to Shareholders for the fiscal year ended February 29, 2000. The audited financial statements of PACE Municipal Fixed Income Fund incorporated by reference in the SAI for the fiscal year ended July 31, 2000, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in PACE Municipal Fixed Income Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000. The financial statements audited by Ernst & Young LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                               OTHER INFORMATION

    SHAREHOLDER PROPOSALS. As a general matter, Mutual Fund Trust does not hold annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of National Tax-Free Income Fund's shareholders should send such proposals to National Tax-Free Income Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise considered. Moreover, consideration of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals presented on an untimely basis.

    OTHER BUSINESS. Mutual Fund Trust's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of National Tax-Free Income Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                   APPENDIX A

          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is
made as of           , 2001, by and among PaineWebber PACE Select Advisors
Trust, a Delaware business trust ("PACE Trust"), on behalf of PACE Municipal Fixed Income Investments, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), PaineWebber Mutual Fund Trust, a Massachusetts business trust ("Target Trust"), on behalf of PaineWebber National Tax-Free Income Fund, a series thereof ("Target"), and solely for purposes of paragraph 7.2 hereof, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and PACE Trust and Target Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by PACE Trust or Target Trust, respectively.

    The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of Target's stated liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

    The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). Acquiring Fund's shares are divided into five classes, four of which also are designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares"). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

    In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

    1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

        (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2),
             (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

        (b) to assume all of Target's stated liabilities described in paragraph
            1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

    1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

    1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Agreement, but only to the extent disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed in writing to and accepted by PACE Trust. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its Liabilities before the Effective Time.

    1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

    1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by PACE Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Class C Acquiring Fund Shares due that Shareholder; and the account for a Shareholder of Class Y Target Shares shall be credited with the respective PRO RATA number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

    1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Target Trust and any further actions shall be taken in connection therewith as required by applicable law.

    1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

    1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

    2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

    2.2. For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

    2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins.

3. CLOSING AND EFFECTIVE TIME

    3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about February 23, 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

    3.2. Target Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Target Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets held by the custodian will be transferred to Acquiring Fund at, or arrangements for the transfer thereof to Acquiring Fund will have been made on or before, the Effective Time.

    3.3. Target Trust shall deliver to PACE Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder (rounded to the third decimal place), all as of the Effective Time, certified by Target Trust's Secretary or an Assistant Secretary thereof. PACE Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PACE Trust shall issue and deliver a confirmation to Target Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

    3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

    4.1. Target represents and warrants to PACE Trust, on behalf of Acquiring Fund, as follows:

        4.1.1. Target Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and

    Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

        4.1.2. Target Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        4.1.3. Target is a duly established and designated series of Target
    Trust;

        4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

        4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Target Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by PACE Trust;

        4.1.7. Except as otherwise disclosed in writing to and accepted by PACE Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

        4.1.8. Except as otherwise disclosed in writing to and accepted by PACE Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Trust's knowledge) threatened against Target Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

        4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

        4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by PACE Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

        4.1.12. On the effective date of the Registration Statement, at the time of the Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PACE Trust for use therein;

        4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed to and accepted by PACE Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

        4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

        4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

        4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended February 29, 2000, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

        4.1.18. Target Trust's audited financial statements for the year ended February 29, 2000, and unaudited financial statements for the six months ended August 31, 2000, to be delivered to PACE Trust, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended; and

        4.1.19. Target's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be dis-posed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

    4.2. Acquiring Fund represents and warrants to Target Trust, on behalf of Target, as follows:

        4.2.1. PACE Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto ("Certificate of Trust"), has been duly filed in the office of the Secretary of State thereof;

        4.2.2. PACE Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        4.2.3. Acquiring Fund is a duly established and designated series of PACE Trust;

        4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, including the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

        4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of PACE Trust's Certificate of Trust, Trust Instrument (including any amendments thereto) ("Trust Instrument"), or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target Trust;

        4.2.8. Except as otherwise disclosed in writing to and accepted by Target Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to PACE Trust's knowledge) threatened against PACE Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and PACE Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

        4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PACE Trust's board of trustees (together with Target Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PACE Trust, except for
    (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

        4.2.11. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Proxy Statement will
    (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Trust for use therein;

        4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

        4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) thereto have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

        4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section
    1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and
    (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

        4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

        4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

        4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

        4.2.19. PACE Trust's audited financial statements for the year ended July 31, 2000, to be delivered to Target Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

    4.3. Each Fund represents and warrants to the Trust of which the other Fund is a series, on behalf of such other Fund, as follows:

        4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

        4.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        4.3.3. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

        4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

        4.3.5. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

        4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

        4.3.7. Immediately after the Reorganization, the Shareholders will own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

        4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
    187) ("Reorganization Expenses").

5. COVENANTS

    5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

        (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

        (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with any of its investment policies and restrictions immediately after the Closing.

    5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Meeting").

    5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

    5.4. Target covenants that it will assist PACE Trust in obtaining information PACE Trust reasonably requests concerning the beneficial ownership of Target Shares.

    5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PACE Trust at the Closing.

    5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

    5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

    5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

    5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

    Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective

Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

    6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust and Target Trust's By-Laws and applicable law.

    6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

    6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

    6.4. Target Trust shall have received an opinion of Willkie Farr & Gallagher ("Willkie Farr") substantially to the effect that:

        6.4.1. Acquiring Fund is a duly established series of PACE Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Trust Instrument to own all its properties and assets and, to the knowledge of Willkie Farr, to carry on its business as presently conducted;

        6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PACE Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Trust on behalf of Target, is a valid and legally binding obligation of PACE Trust with respect to Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

        6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PACE Trust's Certificate of Trust, Trust Instrument, or By-Laws or any provision of any agreement (known to Willkie Farr, without any independent inquiry or investigation) to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Willkie Farr, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust;

        6.4.5. To the knowledge of Willkie Farr (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PACE Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

        6.4.6. PACE Trust is registered with the SEC as an investment company, and to the knowledge of Willkie Farr no order has been issued or proceeding instituted to suspend such registration; and

        6.4.7. To the knowledge of Willkie Farr (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PACE Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and
    (b) PACE Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust.

In rendering such opinion, Willkie Farr may (1) rely (i) as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, and (ii) as to certain factual matters, on a certificate of PACE Trust,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof,
(3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Willkie Farr who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

    6.5. PACE Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("K&L") substantially to the effect that:

        6.5.1. Target is a duly established series of Target Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

        6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PACE Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Trust with respect to Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

        6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Target Trust's By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Target Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust;

        6.5.4. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

        6.5.5. Target Trust is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

        6.5.6. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Target Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust.

In rendering such opinion, K&L may (1) rely, as to certain factual matters, on a certificate of Target Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

    6.6. Each Investment Company shall have received an opinion of K&L, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, K&L may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which K&L may treat as representations made to it, or in separate letters addressed to K&L and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

        6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

        6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

        6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

        6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

    7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    7.2. The Reorganization Expenses will be borne by Mitchell Hutchins.

8. ENTIRE AGREEMENT; NO SURVIVAL

    Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

    This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Target's shareholders:

    9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before July 1, 2001; or

    9.2. By the parties' mutual agreement.

    In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

    This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

    11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    11.3. PACE Trust acknowledges that Target Trust is a Business Trust. This Agreement is executed by Target Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Target Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Target Trust shall not be personally liable hereunder to PACE Trust or its trustees or shareholders for any act, omission, or obligation of Target Trust or any other trustee thereof.

PACE Trust agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

    11.4. A trustee of PACE Trust shall not be personally liable hereunder to Target Trust or its trustees or shareholders for any act, omission, or obligation of PACE Trust or any other trustee thereof. Target Trust agrees that, in asserting any claim against PACE Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of PACE Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

    11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                          PAINEWEBBER MUTUAL FUND TRUST,
                                            acting on behalf of its series,
                                            PaineWebber National Tax-Free Income Fund

                                          By:
                                               ......................................

                                          PAINEWEBBER PACE SELECT ADVISORS TRUST,
                                            acting on behalf of its series, PACE
                                            Municipal Fixed Income Investments

                                          By:
                                               ......................................

                                          Solely with respect to paragraph 7.2
                                            hereof:
                                            MITCHELL HUTCHINS ASSET MANAGEMENT INC.

                                          By:
                                               ......................................

                                   APPENDIX B

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of the Record Date, the following shareholders owned beneficially or of record 5% or more of a class of shares of National Tax-Free Income Fund. Mitchell Hutchins did not know of any other person who owned beneficially or of record 5% or more of any class of either Fund's outstanding equity securities as of the Record Date.

                         NATIONAL TAX-FREE INCOME FUND

                                                                       PRO FORMA
                                                                  PERCENT BENEFICIAL
                                           PERCENT BENEFICIAL    OWNERSHIP OF COMBINED
                                          OWNERSHIP OF NATIONAL  PACE MUNICIPAL FIXED
SHAREHOLDER'S NAME/ADDRESS*               TAX-FREE INCOME FUND        INCOME FUND
---------------------------               ---------------------  ---------------------
George T. Westwood, Trustee                      8.90%                  8.90%
u/a 6/22/83                                 (Class B Shares)       (Class B Shares)

Helen Polinger, Trustee FBO                      6.12%                  6.12%
Benjamin Polinger, dated 10/17/80           (Class B Shares)       (Class B Shares)

Charlsia L. Brown, Trustee for                   42.35%                 42.35%
Sam Brown Irrevocable Education & Life      (Class Y Shares)       (Class Y Shares)
Insurance Trust u/a/d 2/28/1994

Edith M. Buss, Trustee FBO Buss Family           14.81%                 14.81%
Revocable Trust u/a/d/ 11/8/90              (Class Y Shares)       (Class Y Shares)

Gilbert C. Powers and                            10.65%                 10.65%
Pamela M. Powers, Com Prop                  (Class Y Shares)       (Class Y Shares)

--------------
*The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

                                   APPENDIX C

   MANAGEMENT'S DISCUSSION OF PACE MUNICIPAL FIXED INCOME FUND'S PERFORMANCE

    THE DISCUSSION BELOW WAS TAKEN FROM PACE MUNICIPAL FIXED INCOME FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 2000. THIS DISCUSSION HAS NOT BEEN REVISED TO REFLECT SUBSEQUENT CHANGES, WHICH ARE DISCUSSED ABOVE IN THE PROXY STATEMENT/PROSPECTUS.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

    ADVISER: Standish, Ayer & Wood, Inc.

    PORTFOLIO MANAGER: Christine H. Psyhogeos

    OBJECTIVE: High current income exempt from Federal income tax

    INVESTMENT PROCESS: The Portfolio invests in revenue, private activity and general obligation bonds and notes, the interest on which (in the opinion of counsel to the issuers) is exempt from Federal income tax. The Portfolio normally maintains a dollar-weighted average duration of between three and seven years. (Duration is a measure of sensitivity to changes in interest rates.) At least 80% of the total assets of the Portfolio is invested in municipal obligations under normal conditions. No more than 25% is invested in municipal securities whose issuers are located in the same state or are secured by revenues from entities in a single industry (except for housing authorities in which up to 50% of total assets may be invested). Investments are limited to securities rated at least A or the equivalent at the time of purchase, except up to 15% of assets may be invested in municipal securities rated BBB or the equivalent at the time of purchase. Up to 10% of net assets may be invested in illiquid securities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                6 MONTHS  1 YEAR   3 YEARS  SINCE INCEPTION 8/24/95
                                --------  ------   -------  -----------------------
With PACE program fee*........   4.07%     0.85%    1.65%            3.33%
Without PACE program fee......   4.85%     2.37%    3.19%            4.89%
Lehman Brothers Municipal
  Five-Year Index.............   3.92%     4.22%    4.17%            4.75%
Lipper Intermediate Municipal
  Debt Funds Median...........   4.56%     3.52%    3.49%            4.79%

-------------------

  *  The maximum annual PACE program fee is 1.5% of the value of PACE assets.

    Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        PORTFOLIO WITHOUT FEE  PORTFOLIO WITH FEE*  LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX
Aug-95                $10,042              $10,038                                    $10,000
Sep-95                $10,092              $10,076                                    $10,025
Oct-95                $10,199              $10,170                                    $10,086
Nov-95                $10,355              $10,313                                    $10,178
Dec-95                $10,505              $10,449                                    $10,231
Jan-96                $10,513              $10,444                                    $10,333
Feb-96                $10,519              $10,437                                    $10,304
Mar-96                $10,386              $10,292                                    $10,232
Apr-96                $10,381              $10,274                                    $10,231
May-96                $10,453              $10,332                                    $10,227
Jun-96                $10,552              $10,417                                    $10,288
Jul-96                $10,638              $10,489                                    $10,363
Aug-96                $10,690              $10,527                                    $10,373
Sep-96                $10,811              $10,633                                    $10,458
Oct-96                $10,899              $10,706                                    $10,549
Nov-96                $11,050              $10,841                                    $10,686
Dec-96                $11,015              $10,793                                    $10,666
Jan-97                $11,068              $10,831                                    $10,702
Feb-97                $11,181              $10,929                                    $10,780
Mar-97                $11,047              $10,784                                    $10,663
Apr-97                $11,092              $10,815                                    $10,708
May-97                $11,184              $10,891                                    $10,840
Jun-97                $11,277              $10,967                                    $10,922
Jul-97                $11,522              $11,191                                    $11,115
Aug-97                $11,425              $11,083                                    $11,058
Sep-97                $11,540              $11,181                                    $11,156
Oct-97                $11,649              $11,272                                    $11,214
Nov-97                $11,684              $11,293                                    $11,249
Dec-97                $11,787              $11,377                                    $11,346
Jan-98                $11,861              $11,435                                    $11,449
Feb-98                $11,887              $11,445                                    $11,468
Mar-98                $11,924              $11,467                                    $11,478
Apr-98                $11,884              $11,414                                    $11,430
May-98                $12,015              $11,525                                    $11,567
Jun-98                $12,050              $11,544                                    $11,606
Jul-98                $12,083              $11,562                                    $11,647
Aug-98                $12,240              $11,697                                    $11,790
Sep-98                $12,353              $11,791                                    $11,911
Oct-98                $12,361              $11,783                                    $11,946
Nov-98                $12,386              $11,793                                    $11,967
Dec-98                $12,422              $11,812                                    $12,009
Jan-99                $12,529              $11,899                                    $12,135
Feb-99                $12,483              $11,841                                    $12,123
Mar-99                $12,480              $11,823                                    $12,133
Apr-99                $12,525              $11,850                                    $12,170
May-99                $12,472              $11,786                                    $12,120
Jun-99                $12,330              $11,637                                    $11,983
Jul-99                $12,366              $11,656                                    $12,057
Aug-99                $12,283              $11,564                                    $12,052
Sep-99                $12,249              $11,517                                    $12,096
Oct-99                $12,145              $11,405                                    $12,065
Nov-99                $12,222              $11,463                                    $12,137
Dec-99                $12,155              $11,386                                    $12,096
Jan-00                $12,074              $11,296                                    $12,092
Feb-00                $12,215              $11,413                                    $12,132
Mar-00                $12,398              $11,570                                    $12,242
Apr-00                $12,346              $11,507                                    $12,214
May-00                $12,275              $11,426                                    $12,210
Jun-00                $12,510              $11,631                                    $12,434
Jul-00                $12,660              $11,755                                    $12,564

     The graph depicts the performance of PACE Municipal Fixed Income Investments versus the Lehman Brothers Municipal Five-Year Index. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

    As of June 1, 2000, Standish, Ayer & Wood, Inc. assumed responsibility for managing the Portfolio.

    The Portfolio underperformed the benchmark and the median for the fiscal year as a whole, but improved performance considerably in the second six months. Through the end of 1999 and the beginning of 2000, the bond market experienced one of its worst years in history. Rising interest rates and fears of inflation led to a sell-off in the bond market. Performance lagged as the Portfolio had extended duration during the first half of the year. (Duration is a measure of sensitivity to interest rate changes.) Performance was enhanced by shortened duration during the second half and by an emphasis on credit quality.

    During the fiscal year, tax-exempt interest rates declined across the yield curve, from 70 basis points on short maturities to 25 basis points on long maturities. (A basis point equals 1/100th of one percent.) This was a positive for the Portfolio, as its lower coupon bonds performed well in this environment. The Portfolio's underweight to general obligation and insured bonds was a moderate negative, as these performed slightly better than other sectors. Bonds from high tax states (CA, NY, MA and double exempt Puerto Rico) performed well on the strength of demand from wealthy individual investors. In the revenue sector, hospital bond prices firmed while the Portfolio's heavy exposure to housing bonds hurt performance.

    The Portfolio ended the period with a more neutral duration posture against the benchmark. Long-term bonds -- including some of the volatile discount coupons -- were sold in favor of high quality, higher coupon bonds of shorter duration. We added shorter-term non-callable issues as well as shorter duration bonds with embedded calls. We sold selected bonds of lesser quality, thereby strengthening credit quality. Increased exposure to government bonds also enhanced performance.

    The municipal market suffered from poor liquidity during the year, as institutions pulled back from participation. Mutual funds were net sellers of munis, while insurance companies, facing lower profitability, cut back on buying. Increased demand from retail investors partly offset weak institutional demand, as did reduced supply of new issues.

    The market has begun to stabilize in expectations that the Federal Reserve Board will continue decisive strikes against inflation. Recent economic indicators have been favorable to bonds, which began to rally as this reporting period drew to a close. Municipal bonds have performed particularly well. Given the high volatility and still lofty valuations in much of the equity markets, some investors are returning to the relative stability of bonds -- particularly given the attractive taxable equivalent yields available from municipals. Currently, five-year AAA municipals offer 75.2% of Treasury issues, slightly cheaper than historical norms.

    Adding value above the benchmark in this market environment continues to be a challenge. The municipal yield curve is fairly flat. Quality state and sector spreads are tight and liquidity makes transactions difficult. The prospects for economic growth further complicate the interest rate outlook.

    In this period of market volatility, we intend to target Portfolio duration close to that of the benchmark and avoid making bets on the direction of interest rates. We will continue to emphasize high quality intermediate-term tax exempt bonds. We also plan to be well diversified across sector, region and call structure within the municipal bond market, consistent with our aim to deliver incremental yield in a tax-advantaged, low volatility bond portfolio.

PACE MUNICIPAL FIXED INCOME INVESTMENTS -- PORTFOLIO STATISTICS

CHARACTERISTICS*                          PORTFOLIO   INDEX
----------------                          ---------   -----
Duration................................  4.49 yrs   4.12 yrs
Maturity................................  5.71 yrs   4.96 yrs
Average Coupon..........................      6.09%      5.49%
Net Assets ($MM)........................     $53.6         --
Bonds...................................       100%       100%
Cash & Equivalents......................         0%         0%

TOP 5 SECTORS*                            PORTFOLIO   INDEX
--------------                            ---------   -----
Insured.................................      28.1%      30.2%
Housing.................................      26.1        2.0
ETM Pre-Refunded........................      22.3       25.7
General Obligation......................       8.5       28.9
LOC/GIC.................................       3.1        0.0
-------------------------------------------------------------
Total...................................      88.1%      86.8%

TOP 5 STATES*                             PORTFOLIO   INDEX
-------------                             ---------   -----
Texas...................................      18.0%       5.7%
California..............................      10.4       12.4
Pennsylvania............................       6.8        3.5
Washington D.C..........................       6.3        1.2
Illinois................................       5.0        4.5
-------------------------------------------------------------
Total...................................      46.5%      27.3%

QUALITY DIVERSIFICATION*                  PORTFOLIO   INDEX
------------------------                  ---------   -----
Government..............................      22.6%      17.7%
AAA.....................................      46.3       37.5
AA......................................      17.9       29.0
A.......................................      12.8       11.3
BBB.....................................       0.4        4.5
-------------------------------------------------------------
Total...................................     100.0%     100.0%

-------------------

  * Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.






PROXY              PAINEWEBBER NATIONAL TAX-FREE INCOME FUND             PROXY
                  (A SERIES OF PAINEWEBBER MUTUAL FUND TRUST)
              SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 1, 2001

THIS PROXY IS BEING SOLICITED FOR THE BOARD OF TRUSTEES OF PAINEWEBBER MUTUAL FUND TRUST ("TRUST") ON BEHALF OF FUND LISTED ABOVE, A SERIES OF THE TRUST.
The undersigned hereby appoints as proxies Robyn Green and Keith Weller, and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund listed above at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card.
UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT
AUTHORITY TO VOTE "FOR" THE PROPOSAL.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-597-7836 OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.


                                ---------------------------------
                                CONTROL NUMBER: 999 9999 9999 999
                                ---------------------------------

                                 NOTE: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."

                                 ---------------------------------------------
                                 Signature

                                 ---------------------------------------------
                                 Signature (if held jointly)


                                 ---------------------------------------------
                                 Date                               PWS_11293



          PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.


DC-422153 v1 0302764-204

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.










THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: /X/

                                                      FOR    AGAINST   ABSTAIN

1.   Approval of the Agreement and Plan of            / /      / /       / /
     Reorganization and Termination that provides for the reorganization of PaineWebber National
     Tax-Free Income Fund, a series of PaineWebber
     Mutual Fund Trust, into PACE Municipal Fixed
     Income Investments, a series of PaineWebber
     PACE Select Advisors Trust.



            PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.
                                                                     PWS_11293

[ARTWORK]

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR ON THE INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help to minimize expenses.

IT SAVES TIME! Telephone and internet voting is instantaneous - 24 hours a day.

IT'S EASY! Just follow these simple steps:

     1.  Read your proxy statement and have it at hand.
     2.  Call toll-free 1-800-597-7836 for automated instructions, OR GO TO
         WEBSITE: https://vote.proxy-direct.com.
     3.  Enter your 14 digit CONTROL NUMBER from your Proxy Card.
     4.  Follow the recorded or on-screen directions.
     5.  Do NOT mail your Proxy Card when you vote by phone or internet.
     6. If you have any questions regarding the meeting agenda or the execution of your proxy, please call. 1-877-388-2844.



DC-415761 v2 0302764-204